Oppenheimer Real Estate Fund

Supplement dated September 29, 2008
to the Prospectus dated July 1, 2008

This supplement amends the Prospectus of Oppenheimer Real Estate Fund (the "Fund") dated July 1, 2008 and replaces the supplement dated July 1, 2008. The Prospectus is revised as follows:

1.     The paragraph titled "Class B Shares," in the section titled “Distribution and Service (12b-1) Plans - Distribution and Service Plans for Class B, Class C, and Class N Shares” on page 37, is deleted in its entirety and is replaced by the following:

Class B Shares: At the time of a Class B purchase, the Distributor generally pays financial intermediaries a sales concession of 3.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class B share purchase is 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

2.     The first two paragraphs of the section titled “Dividends and Distributions” on page 39 are deleted in their entirety and are replaced by the following:

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends quarterly from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those classes normally have higher expenses than Class A and Class Y.

September 29, 2008     PS0590.014